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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 31, 1997
                                                 -------------------------------


                                 ODETICS, INC.
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               (Exact name of registrant as specified in charter)



          Delaware                   0-10605                      95-2588496
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)



           1515 South Manchester Avenue, Anaheim, California   92802
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (714) 774-5000
                                                   -----------------------------



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        (Former name or former address, if changed since last report.)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On October 31, 1997, pursuant to the Separation and Distribution Agreement dated March 1, 1997 between Registrant and ATL Products, Inc., Registrant distributed 8,005,000 shares of the Class A Common Stock of ATL Products, Inc. (82.9% of all issued and outstanding shares) to the stockholders of Registrant in a tax free spinoff under Section 355 of the Internal Revenue Code.

          Registrant has restated its Financial Statements and reported the operations of ATL Products, Inc. as discontinued in its Quarterly Report on Form 10-Q for the period ended September 30, 1997, as filed with the Securities and Exchange Commission on November 14, 1997.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.   Not applicable.

          (b)  Pro Forma Financial Information.               Not applicable.

          (c)  Exhibits:


          Exhibit
          Number
          ------

          2.1 Separation and Distribution Agreement dated March 1, 1997, by and between Odetics, Inc. and ATL Products, Inc.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Odetics, Inc.


                                  /s/ GREGORY A. MINER
DATE:  November 13, 1997     By:  ______________________________________________
                                  Name:  Gregory A. Miner
                                  Title:  Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number              Document Description
------              --------------------

2.1                 Separation and Distribution Agreement